Exhibit 99.1

Supermicro Announces First Quarter Fiscal Year 2026 Financial Results

SAN JOSE, Calif. -- November 4, 2025 -- (BUSINESS WIRE) -- Super Micro Computer, Inc. (NASDAQ: SMCI) (“Supermicro” or the “Company”), a Total IT Solution Provider for AI, Cloud, Storage, and 5G/Edge, today announced unaudited financial results for its first quarter of fiscal year 2026 ended September 30, 2025.

First Quarter Fiscal Year 2026 Highlights

•Net sales of $5.0 billion versus $5.8 billion in Q4'25 and $5.9 billion in Q1'25

•Gross margin of 9.3% versus 9.5% in Q4'25 and 13.1% in Q1'25

•Net income of $168 million versus $195 million in Q4'25 and $424 million in Q1'25

•Diluted net income per common share of $0.26 versus $0.31 in Q4'25 and $0.67 in Q1'25

•Non-GAAP diluted net income per common share of $0.35 versus $0.73 in Q1'25

•Cash flow used by operations for Q1'26 of $918 million and capital expenditures of $32 million

“Powered by DCBBS, Supermicro is expanding/transforming into a leading AI and datacenter infrastructure company, delivering total solutions that simplify deployment, accelerate time-to-market, and reduce TCO," said Charles Liang, Founder, President and CEO of Supermicro. “With a rapidly expanding order book, including more than $13B in Blackwell Ultra orders, we expect at least $36 billion in revenue for fiscal year 2026.”

The Non-GAAP gross margin for the first quarter of fiscal year 2026 was 9.5% with adjustments for stock-based compensation expenses of $7 million. The Non-GAAP diluted net income per common share for the first quarter of fiscal year 2026 was $0.35.

As of September 30, 2025, total cash and cash equivalents was $4.2 billion and total bank debt and convertible notes were $4.8 billion.

Business Outlook

The Company expects net sales of $10.0 billion to $11.0 billion for the second quarter of fiscal year 2026 ending December 31, 2025, GAAP net income per diluted share of $0.37 to $0.45 and non-GAAP net income per diluted share of $0.46 to $0.54. The Company’s projections for GAAP and non-GAAP net income per diluted share assume a tax rate of approximately 15.6% and 16.8%, respectively, and a fully diluted share count of 666 million shares for GAAP and fully diluted share count of 680 million shares for non-GAAP. The outlook for the second quarter of fiscal year 2026 GAAP net income per diluted share includes approximately $64 million in expected stock-based compensation, net of related tax effects of $18 million that are excluded from non-GAAP net income per diluted share.

For fiscal year 2026, the Company expects net sales of at least $36.0 billion.

Conference Call and Webcast Information

Supermicro will present a live audio webcast of a conference call to review its first quarter of fiscal year 2026 financial results on Tuesday, November 4, 2025, at 5:00 p.m. ET / 2:00 p.m. PT. The webcast will be available at https://ir.supermicro.com.

A replay of the webcast will be available shortly after the call at the same website and will remain accessible for one year.

Cautionary Statement Regarding Forward Looking Statements

Statements contained in this press release that are not historical fact may be forward looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements can be identified by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “may,” "plan,” “seek,” “should,” “will,” “would” “optimistic” or similar expressions and the negatives of those terms. Such forward looking statements may include statements regarding, among other things, guidance for the second quarter of fiscal year 2026 and updated full year fiscal 2026 guidance, expectations that additional customer commitments will be secured in the upcoming quarters of fiscal year 2026, meeting the Company's long-term targets and capitalizing on the growing market opportunity in the long-term, and our progressing leadership in DCBBS, DLC and AI technology. Such forward looking statements do not constitute guarantees of future performance and are subject to a variety of risks and uncertainties that could cause our actual results to differ materially from those anticipated, including: (i) our quarterly operating results may fluctuate, (ii) as we increasingly target larger customers and larger sales opportunities, our customer base may become more concentrated, our cost of sales may increase, our margins may be lower and our sales may become less predictable for a variety of reasons, many of which are not in our control, (iii) the average sales prices for our server solutions could decline if customers do not continue to purchase our latest generation products or additional components, and (v) adverse economic conditions could affect our business, including, but not limited to, increased tariffs. Certain prior period amounts have been reclassified to conform to the current period presentation. Such reclassifications did not result in changes to condensed consolidated balance sheets, statements of operations or statements of cash flows. Additional factors that could cause actual results to differ materially from those projected or suggested in any forward looking statements are detailed in our filings with the Securities and Exchange Commission, including those factors discussed under the caption "Risk Factors" in such filings, particularly in our Annual Report on Form 10-K for our fiscal year ended June 30, 2025.

About Super Micro Computer, Inc.

Supermicro (NASDAQ: SMCI) is a global leader in Application-Optimized Total IT Solutions. Founded and operating in San Jose, California, Supermicro is committed to delivering first-to-market innovation for Enterprise, Cloud, AI, and 5G Telco/Edge IT Infrastructure. We are a Total IT Solutions manufacturer with server, AI, storage, IoT, switch systems, software, and support services. Supermicro's motherboard, power, and chassis design expertise further enables our development and production, enabling next-generation innovation from cloud to edge for our global customers. Our products are designed and manufactured in-house (in the US, Taiwan, and the Netherlands), leveraging global operations for scale and efficiency and optimized to improve TCO and reduce environmental impact (Green Computing). The award-winning portfolio of Server Building Block Solutions® allows customers to optimize for their exact workload and application by selecting from a broad family of systems built from our flexible and reusable building blocks that support a comprehensive set of form factors, processors, memory, GPUs, storage, networking, power, and cooling solutions (air-conditioned, free air cooling or liquid cooling).

Supermicro, Server Building Block Solution, and We Keep IT Green are trademarks and/or registered trademarks of Super Micro Computer, Inc.

All other brands, names, and trademarks are the property of their respective owners.

Investor Relations Contact:
Nicole Noutsios
Stratos Advisors
email: ir@supermicro.com

Source: Super Micro Computer, Inc.

SUPER MICRO COMPUTER, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
 (unaudited)

	September 30,	June 30,
	2025	2025
ASSETS
Current assets:
Cash and cash equivalents	$4,196,867	$5,169,911
Accounts receivable, net of allowance for credit losses	2,525,039	2,203,942
Inventories	5,730,002	4,680,375
Prepaid expenses and other current assets	209,426	247,426
Total current assets	12,661,334	12,301,654
Property, plant, and equipment, net	520,712	504,488
Deferred income taxes, net	617,257	607,416
Other assets	586,734	604,871
Total assets	$14,386,037	$14,018,429
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$1,279,667	$1,281,977
Accrued liabilities	313,393	565,637
Income taxes payable	56,235	53,381
Lines of credit and current portion of term loans	100,618	75,060
Deferred revenue	597,322	368,737
Total current liabilities	2,347,235	2,344,792
Deferred revenue, non-current	430,682	362,645
Term loans, non-current	25,199	37,415
Convertible notes	4,649,889	4,645,178
Other long-term liabilities	409,472	326,528
Total liabilities	7,862,477	7,716,558
Stockholders’ equity:
Common stock and additional paid-in capital	2,919,868	2,866,449
Accumulated other comprehensive income	698	705
Retained earnings	3,602,824	3,434,539
Total Super Micro Computer, Inc. stockholders’ equity	6,523,390	6,301,693
Non-controlling interest	170	178
Total stockholders’ equity	6,523,560	6,301,871
Total liabilities and stockholders’ equity	$14,386,037	$14,018,429

SUPER MICRO COMPUTER, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
 (unaudited)

	Three Months Ended September 30,
	2025	2024
Net sales	$5,017,790	$5,937,256
Cost of sales	4,550,417	5,161,676
Gross profit	467,373	775,580
Operating expenses:
Research and development	173,314	132,243
Sales and marketing	47,928	68,854
General and administrative	63,875	65,284
Total operating expenses	285,117	266,381
Income from operations	182,256	509,199
Other income, net	51,227	7,233
Interest expense	(24,931)	(17,354)
Income before income tax provision	208,552	499,078
Income tax provision	(40,161)	(74,732)
Share of loss from equity investee, net of taxes	(106)	(19)
Net income	$168,285	$424,327
Net income per common share (A):
Basic	$0.28	$0.72
Diluted	$0.26	$0.67
Weighted-average shares used in the calculation of net income per common share (A):
Basic	595,624	589,558
Diluted	663,235	639,148

(A) Reflects a ten-for-one stock split on September 30, 2024.

Stock-based compensation is included in the following cost and expense categories by period (in thousands):

	Three Months Ended September 30,
	2025	2024
Cost of sales	$7,075	$3,959
Research and development	57,433	36,527
Sales and marketing	11,100	7,763
General and administrative	13,531	15,765
Stock-based compensation expense, before taxes	$89,139	$64,014

SUPER MICRO COMPUTER, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
 (unaudited)

	Three Months Ended September 30,
	2025	2024
OPERATING ACTIVITIES:
Net income	$168,285	$424,327
Reconciliation of net income to net cash (used in) provided by operating activities:
Depreciation and amortization	12,341	9,374
Amortization of right-of-use (“ROU”) assets	8,266	2,785
Amortization of debt discount and issuance costs	4,743	1,921
Excess and obsolete inventories write-down	36,199	9,156
Stock-based compensation expense	89,139	64,014
Impairment loss	12,000	—
Share of loss from equity investee	106	19
Unrealized foreign currency exchange (gain) loss	(1,017)	924
Deferred income taxes, net	(12,201)	(46,552)
Other non-cash income, net	(7,539)	(3,346)
Changes in operating assets and liabilities:
Accounts receivable, net	(321,244)	15,288
Inventories	(1,087,010)	(606,873)
Prepaid expenses and other assets	134,087	86,774
Accounts payable	901	220,353
Accrued liabilities	(259,350)	25,974
Income taxes payable	4,978	61,440
Deferred revenue	296,622	141,806
Other long-term liabilities	3,171	1,520
Net cash (used in) provided by operating activities	(917,523)	408,904
INVESTING ACTIVITIES:
Purchases of property, plant, and equipment	(32,270)	(44,300)
Net cash used in investing activities	(32,270)	(44,300)
FINANCING ACTIVITIES:
Proceeds from lines of credit and term loans	28,588	1,185,034
Repayment of lines of credit and term loans	(11,540)	(1,106,178)
Proceeds from exercise of stock options	7,922	6,527
Payment for withholding taxes related to settlement of equity awards	(43,642)	(35,537)
Other	7	8
Net cash (used in) provided by financing activities	(18,665)	49,854
Effect of exchange rate fluctuations on cash	(4,588)	4,500
Net (decrease) increase in cash, cash equivalents and restricted cash	(973,046)	418,958
Cash, cash equivalents and restricted cash at the beginning of the period	5,172,301	1,670,273
Cash, cash equivalents and restricted cash at the end of the period	$4,199,255	$2,089,231

SUPER MICRO COMPUTER, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
 (unaudited)

Supplemental disclosure of cash flow information:
Cash paid for interest	$39,244	$11,454
Cash paid for taxes, net of refunds	$38,502	$3,336

Non-cash investing and financing activities:
Unpaid property, plant, and equipment purchases	$11,127	$21,190
ROU assets obtained in exchange for operating lease commitments	$90,542	$17,782
Transfer of inventory to property, plant, and equipment, net	$1,184	$122

SUPER MICRO COMPUTER, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(in thousands, except per share amounts)
 (unaudited)

Use of Non-GAAP Financial Measures

To supplement its condensed consolidated financial results presented in accordance with United States Generally Accepted Accounting Principles (“GAAP”), the Company uses non-GAAP measures that are adjusted for certain items from the most directly comparable GAAP measures. The specific non-GAAP measures presented below are: gross profit, gross margin; operating expenses; net income; net income per common share; diluted net income; diluted net income per common share, adjusted earnings before interest, taxes, depreciation, and amortization, ("Adjusted EBITDA"); and effective tax rate. Management believes these non-GAAP measures provide useful information to investors by offering a consistent basis for comparing the Company's performance across periods, excluding items that are not reflective of our core operating results. These non-GAAP measures are not prepared in accordance with GAAP or intended to be a replacement for GAAP financial data; and therefore, should be reviewed together with the GAAP measures and are not intended to serve as a substitute for results under GAAP, and may be different from non-GAAP measures used by other companies.

We exclude the following adjustments from our non-GAAP financial measures:

Non-GAAP Adjustments

•Stock-based compensation: Stock-based compensation relates primarily to our equity incentive awards. Stock-based compensation is a non-cash expense that is dependent on market forces that are difficult to predict. We believe that this adjustment for stock-based compensation provides investors with a basis to measure the company's core performance, including compared with the performance of other companies, without the period-to-period variability created by stock-based compensation.

•Adjusted EBITDA adjustments: When calculating Adjusted EBITDA, in addition to the adjustments described above, we exclude the impact of Interest expense, Income tax (provision) benefit, and Depreciation and amortization during the period.

Pursuant to the requirements of SEC Regulation G, please see the tables below for the reconciliations of GAAP to Non-GAAP measures. These should be read together with the preceding financial statements prepared in accordance with GAAP.

SUPER MICRO COMPUTER, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(in thousands, except per share amounts)
 (unaudited)

Reconciliation of GAAP Net Income to Adjusted EBITDA:

	Three Months Ended
	September 30, 2025	September 30, 2024
GAAP Net Income	$168,285	$424,327
Interest expense	24,931	17,354
Income tax provision	40,161	74,732
Depreciation and amortization	12,341	9,374
Stock-based compensation	89,139	64,014
Adjusted EBITDA	$334,857	$589,801

Adjusted EBITDA % of net sales	6.7%	9.9%

Reconciliation of GAAP to Non-GAAP Gross Margin:

	Three Months Ended
	September 30, 2025	September 30, 2024
GAAP Gross Profit	$467,373	$775,580
Stock-based compensation	7,075	3,959
Non-GAAP Gross Profit	$474,448	$779,539

GAAP gross margin (%)	9.3%	13.1%
Stock-based compensation (%)	0.2%	—%	*
Non-GAAP gross margin (%)	9.5%	13.1%
*Represents an amount less than 0.1%.

Reconciliation of GAAP to Non-GAAP Operating Expenses:

	Three Months Ended
	September 30, 2025	September 30, 2024
GAAP Operating Expenses	$285,117	$266,381
Adjustments to operating expenses
GAAP R&D operating expenses	173,314	132,243
Stock-based compensation	57,433	36,527
Non-GAAP R&D operating expenses	115,881	95,716

GAAP S&M operating expenses	47,928	68,854
Stock-based compensation	11,100	7,763
Non-GAAP S&M operating expenses	36,828	61,091

GAAP G&A operating expenses	63,875	65,284
Stock-based compensation	13,531	15,765
Non-GAAP G&A operating expenses	50,344	49,519

Non-GAAP Operating Expenses	$203,053	$206,326

SUPER MICRO COMPUTER, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(in thousands, except per share amounts)
 (unaudited)

Reconciliation of GAAP to Non-GAAP Net Income:

	Three Months Ended
	September 30, 2025	September 30, 2024
GAAP Net Income - basic	$168,285	$424,327
Adjustments related to stock-based compensation:
Cost of sales	7,075	3,959
Operating expenses	82,064	60,055
Total adjustments to GAAP income before income tax provision	89,139	64,014
Income tax effect of non-GAAP adjustments	(19,201)	(15,873)
Non-GAAP net income - basic	$238,223	$472,468

GAAP net income - basic	$168,285	$424,327
Convertible notes interest charge, net of tax	1,680	2,749
GAAP net income - diluted	$169,965	$427,076

Non-GAAP net income - basic	$238,223	$472,468
Convertible notes interest charge, net of tax	1,680	2,749
Non-GAAP net income - diluted	$239,903	$475,217

Weighted-average shares used in the calculation of net income per common share:

Basic - GAAP	595,624	589,558
Basic - Non-GAAP	595,624	589,558

Diluted - GAAP	663,235	639,148
Non-GAAP adjustment	13,782	8,930
Diluted - Non-GAAP	677,017	648,078

Reconciliation of GAAP to Non-GAAP EPS:

	Three Months Ended
	September 30, 2025	September 30, 2024
GAAP Net Income per common share - basic	$0.28	$0.72
Adjustments to GAAP:
Stock-based compensation - basic	0.15	0.11
Income tax - basic	(0.03)	(0.03)
Non-GAAP Net Income per common share - basic	$0.40	$0.80

GAAP net income per common share - diluted	$0.26	$0.67
Adjustments to GAAP:
Stock-based compensation - diluted	0.13	0.09
Income tax - diluted	(0.04)	(0.03)
Non-GAAP Net Income per common share – diluted	$0.35	$0.73

SUPER MICRO COMPUTER, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(in thousands, except per share amounts)
 (unaudited)

GAAP to Non-GAAP Effective Tax Rate:

	Three Months Ended
	September 30, 2025	September 30, 2024
GAAP effective tax rate	19.3%	15.0%
Total adjustments to GAAP provision to income tax	0.6%	1.1%
Non-GAAP effective tax rate	19.9%	16.1%